Exhibit 2.1

KENON HOLDINGS

ORDINARY SHARES

KENON HOLDINGS LTD.

INCORPORATED IN THE REPUBLIC OF SINGAPORE UNDER THE COMPANIES ACT, CHAPTER 50
(Company Registration No. 201406588W)
COMPUTERSHARE TRUST COMPANY, N.A., 250 ROYALL STREET, CANTON, MA 02021
THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA, JERSEY CITY, NJ AND COLLEGE STATION, TX

CUSIP Y46717 10 7
SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFICATES that

IS THE REGISTERED HOLDER OF

FULLY PAID, NON-ASSESSABLE ORDINARY SHARES, NO PAR VALUE PER SHARE, OF

KENON HOLDINGS LTD.

and the amount paid on the shares is recorded in the return(s) of allotment lodged pursuant to Section 63 of the Companies Act, Cap. 50, subject to the Memorandum and Articles of Association of the Corporation and transferable on the Branch Register of Members of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate and the form of share transfer on this reverse side properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. GIVEN UNDER the official seal of the Corporation for use in the United States of America and the facsimile signatures of its duly authorized officers.

Dated:

DIRECTOR

KENON HOLDINGS LTD. OFFICIAL SEAL UNITED STATES OF AMERICA *

DIRECTOR

COUNTERSIGNED AND REGISTERED:
COMPUTERSHARE TRUST COMPANY, N.A.
TRANSFER AGENT AND REGISTRAR

BY:

AUTHORIZED SIGNATURE

KENON HOLDINGS LTD.

THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST AND SUBJECT TO A PAYMENT OF $5 OR SUCH LESSER SUM AS MAY BE FIXED BY THE DIRECTORS OF THE CORPORATION, A COPY OF THE CORPORATION’S MEMORANDUM AND ARTICLES OF ASSOCIATION.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	–	as tenants in common	UNIF GIFT MIN ACT- Custodian
TEN ENT	–	as tenants by the entireties	(Cust) (Minor)
JT TEN	–	as joint tenants with right of	under Uniform Gifts to Minors
		survivorship and not as	Act
		tenants in common	(State)
UNIF TRF MIN ACT- Custodian (until age )
(Cust)
under Uniform Transfers
(Minor)
to Minors Act (State)

Additional abbreviations may also be used though not in the above list.

In consideration of the sum of $                          , for value received,                                                                       (“Transferor”) hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF TRANSFEREE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF TRANSFEREE)

                                                                                                                                                                                         (“Transferee”)
fully paid, non-assessable                      Ordinary Shares of Kenon Holdings Ltd. represented by the within Certificate, does hold unto the said Transferee, its Executors, Administrators, and Assign, subject to several conditions on which the Transferor held the same immediately before the execution hereof; and the said Transferee, does hereby agree to accept the said                      Ordinary Shares, subject to the conditions aforesaid and does hereby irrevocably constitute and appoint

                                                                                                                                                                                                 Attorney
to transfer and register the said shares on the Branch Register of Members of the within named Corporation maintained by Computershare Trust Company, N.A. in Massachusetts, the United States of America.

Dated:

As Witness our Hands this          day of                  in the year of our Lord Two Thousand                     .

Signed, sealed and delivered by the above named	If the Transferor is a corporation

Transferor	Signed, sealed and delivered by
in the presence of	For and on behalf of

Transferor
(Signature)
Address	Name:
Occupation	Designation:
in the presence of
(Signature)
Address
Occupation

Signed, sealed and delivered by the above named	If the Transferee is a corporation

Transferee	Signed, sealed and delivered by
in the presence of	For and on behalf of
Transferee
(Signature)
Address	Name:
Occupation	Designation: in the presence of
(Signature)
Address
Occupation

NOTICE: THE SIGNATURE(S) TO THIS TRANSFER INSTRUMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,

STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN

APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.